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                      Securities and Exchange Commission
                            Washington, D.C. 20549

                                   Form 8-K

                                Current Report
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


     Date of Report (Date of Earliest event reported):  September 15, 1999

                      Bay View Securitization Corporation
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              (Exact name of registrant as specified in charter)

           Delaware                             333-16233                               93-1225376
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 State or other jurisdiction of           (Commission File No.)            (I.R.S. Employer Identification No.)
 incorporation or organization


              c/o Bay View Bank
             1840 Gateway Drive
            San Mateo, California                                            94404
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    Address of principal executive offices                                 Zip Code


      Registrant's telephone number, including area code:  (650) 573-7310


                               2121 So. El Camino Real, San Mateo, California 94403, (415) 573-7310
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                        (Former name, former address, and former fiscal year, if changed since last report)

Item 7.   Financial Statements, Pro forma Financial Information and Exhibits


Exhibit 99.1   Monthly Servicer's Report dated August 31, 1999


                                  Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of Bay View Securitization Corporation by the undersigned thereunto duly authorized.

                                Bay View 1997 RA-1 Auto Trust
                           BY:  Bay View Securitization Corporation
                                Originator of Trust



Dated:  September 22, 1999      By:  /s/ David A. Heaberlin
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                                     David A. Heaberlin
                                     Treasurer and Chief Financial Officer



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